Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

NEAR INTELLIGENCE, INC., et al.,[1]	Case No. 23-11962 (TMH)

Debtors.	(Jointly Administered)

PERIODIC REPORT PURSUANT TO BANKRUPTCY RULE 2015.3

Pursuant to Rule 2015.3(a) of the Federal Rules of Bankruptcy Procedure, Near Intelligence, Inc. and its affiliated debtors, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), submit this report (this “Periodic Report”) on the value, operations, and profitability of certain non-Debtor entities in which one or more Debtors hold a substantial or controlling interest (each a “Controlled Non-Debtor Entity” and collectively the “Controlled Non-Debtor Entities”). This Periodic Report has been prepared solely for the purpose of complying with the Federal Rules of Bankruptcy Procedure. This Periodic Report includes the three non-Debtor entities that are directly owned by one or more of the Debtors.

The following exhibits are attached hereto:

Exhibit A-1	Unaudited Balance Sheet for Controlled Non-Debtor Entities as of December 31, 2022
Exhibit A-2	Unaudited Statement of Operations of Controlled Non-Debtor Entities as of December 31, 2022
Exhibit A-3	Unaudited Statement of Changes in Equity of Controlled Non-Debtor Entities as of December 31, 2022
Exhibit A-4	Unaudited Statement of Cash Flows of Controlled Non-Debtor Entities as of December 31, 2022
Exhibit A-5	Unaudited Balance Sheet of Controlled Non-Debtor Entities as of September 30, 2023
Exhibit A-6	Unaudited Statement of Operations of Controlled Non-Debtor Entities (January 2023 to September 2023)
Exhibit A-7	Unaudited Statement of Changes in Equity of Controlled Non-Debtor Entities (September 2023)
Exhibit A-8	Unaudited Statement of Cash Flows of Controlled Non-Debtor Entities (January 2023 to September 2023)

[1]	The Debtors in these chapter 11 cases, along with the last four digits of their federal tax identification numbers, to the extent applicable, are Near Intelligence, Inc. (7857), Near Intelligence LLC (7857), Near North America, Inc. (9078), and Near Intelligence Pte. Ltd. The Debtors’ headquarters is located at 100 W Walnut St., Suite A-4, Pasadena, CA 91124.

Exhibit B	Description of Operations for the Controlled Non-Debtor Entities
Exhibit C	Description of Claims Between the Controlled Non-Debtor Entities
Exhibit D	Description of how taxes are allocated between the Controlled Non-Debtor Entities and the Debtors
Exhibit E	Description of Controlled Non-Debtor Entities’ Payments of Administrative Expenses or Professional Fees Otherwise Payable by a Debtor

The undersigned, having reviewed the attached exhibits and this Periodic Report, and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that this Periodic Report is complete, accurate, and truthful to the best of his knowledge.

Date: January 5, 2023

/s/ John Faieta
Name:	John Faieta
Title:	Chief Financial Officer

GENERAL NOTES

Description of these Chapter 11 Cases

On December 8, 2023 (the “Petition Date”), Near Intelligence, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (collectively, the “Debtors”) commenced with the United States Bankruptcy Court for the District of Delaware (the “Court”) voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On December 11, 2023, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On December 22, 2023, the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code. Additional information about these chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: https://cases.ra.kroll.com/near/.

Financial Statements

In this Periodic Report, the Debtors provide balance sheets and statements of income (loss) for each Non-Debtor Entity for the period covered as indicated on each Exhibit.

The financial statements contained herein include the results of those entities in which the Debtors hold a direct or indirect substantial and controlling interest. The financial statements are unaudited, limited in scope, have not been reviewed by an independent audit firm and do not fully comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements have been derived from the books and records of the Debtors and the Controlled Non-Debtor Entities. If U.S. GAAP procedures had been applied in full, the Debtors believe that the financial information could be subject to changes and these changes could be material.

Although the Debtors’ management made reasonable efforts to ensure that the financial information is accurate and complete based on information that was available to them at the time of preparation, subsequent information or discovery may result in material changes to the information. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this Periodic Report. Nothing contained in this Periodic Report shall constitute a waiver of any rights of the Debtors, including the right to amend the information contained herein.

The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period and may not necessarily reflect the results of operations or financial position of the non-Debtors in the future. Further, this Periodic Report is limited in scope, covers a limited time period, and has been prepared solely for purposes of fulfilling the requirements of Bankruptcy Rule 2015.3. Given, among other things, the uncertainty surrounding the realization, measurement, and ownership of certain assets and the valuation and nature of certain liabilities, to the extent that a non-Debtor entity shows more assets than liabilities, this is not an admission that the non-Debtor entity was solvent on the Petition Date or at any time prior to the Petition Date, including the date as of or for the period of any financial statements or other information included in this Periodic Report. Likewise, to the extent that a non-Debtor entity shows more liabilities than assets, this is not an admission that the non-Debtor entity was insolvent on the Petition Date or at any time prior to the Petition Date, including the date as of or for the period of any financial statements or other information included in this Periodic Report.

The balance sheets and statements of income have been included for the non-Debtor affiliates to the extent available on a basis consistent with the Debtor’s consolidated financial statements.

Current Values

The Debtors do not maintain fair market value or other bases of valuation for these entities, which may differ substantially from the net book value of these entities.

Reservation of Rights

Nothing contained in this Periodic Report shall constitute a waiver or admission by the Debtors in any respect, nor shall this Periodic Report or any information set forth herein waive or release any of the Debtors’ rights or admission with respect to these chapter 11 cases, or their estates, including with respect to, among other things, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of the Bankruptcy Code and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The Debtors are reviewing the assets and liabilities of their affiliates on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Periodic Report shall constitute a waiver of any of the Debtors’ or their affiliates’ rights with respect to such assets, liabilities, claims, and obligations that may exist.

Currency

The amounts herein are presented in U.S. Dollars, unless otherwise stated.

EXHIBIT A-1

Unaudited Balance Sheet for Controlled Non-Debtor Entities as of December 31, 2022

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-1 – Unaudited Balance Sheet as of December 31, 2022

	Near Intelligence	Near Intelligence	Near Intelligence
USD Actuals	Pvt Ltd	SAS	Pty Ltd
Assets
Current assets:
Cash and cash equivalents	171,920	1,440,846	27,529
Restricted cash	32,198	307,373	-
Accounts receivable, net of allowance for credit losses	2,678,351	3,912,591	156,234
Prepaid expenses and other current assets	590,765	2,711,519	36,410
Total current assets	3,473,235	8,372,328	220,173

Property and equipment, net	119,765	190,547	8,883
Operating lease right-of-use assets	813,832	2,014,123	-
Other assets	84,470	-	(2,221)
Total assets	4,491,302	10,576,998	226,835

Liabilities:
Current liabilities:
Current portion of long-term borrowings	-	-	-
Accounts payable	48,481	1,845,170	19,753
Accrued expenses and other current liabilities	2,658,786	2,449,921	87,575
Current portion of operating lease liabilities	325,439	314,390	-
Derivative liabilities	-	-	-
Total current liabilities	3,032,705	4,609,480	107,328

Long-term borrowings, less current portion	-	1,588,270	-
Long-term operating lease liabilities	559,891	1,795,512	-
Long-term derivative liabilities	-	-	-
Other liabilities	188,285	-	-
Total liabilities	3,780,881	7,993,262	107,328

Stockholders’ equity (deficit)
Common stock	1,365	69,263	-
Additional paid-in-capital	(242,046)	1,530,423	-
Accumulated deficit	998,681	941,284	123,146
Accumulated other comprehensive loss	(47,579)	42,766	(3,639)
Total stockholders’ equity (deficit)	710,422	2,583,736	119,507

Total liabilities and stockholders’ equity (deficit)	4,491,303	10,576,998	226,835

EXHIBIT A-2

Unaudited Statement of Operations of Controlled Non-Debtor Entities as of December 31, 2022

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-2 – Unaudited Statement of Operations - (January 2022 to December 2022)

	Near Intelligence	Near Intelligence	Near Intelligence
USD Actuals	Pvt Ltd	SAS	Pty Ltd
Revenue	6,196,077	11,780,862	1,920,278
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization shown separately below)	693,082	4,786,064	-
Product and technology	2,618,054	-	-
Sales and marketing	523,938	4,564,184	1,596,325
General and administrative	1,497,653	1,334,886	177,958
Depreciation and amortization	56,984	25,341	4,364
Total costs and expenses	5,389,711	10,710,474	1,778,648
Operating Profit (loss)	806,366	1,070,387	141,630
Interest expense, net	52,252	43,011	-
Changes in fair value of derivative liabilities	-	-	-
Loss (gain) on extinguishment of debt, net	-	(663,091)	-
Other income, net	(353,023)	(636,578)	-
Income (Loss) before income tax expense	1,107,138	2,327,046	141,630
Income tax expense	282,993	165,427	35,408
Net Income (loss)	824,144	2,161,619	106,222

EXHIBIT A-3

Unaudited Statement of Changes in Equity of Controlled Non-Debtor Entities as of December 31, 2022

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-3 – Unaudited Statement of Changes in Equity (December 2022)

USD Actuals	Near Intelligence Pvt Ltd	Near Intelligence SAS	Near Intelligence Pty Ltd
Total Equity (12/31/2021)	(67,842)	415,679	16,410
Common Stock	$-	-	-
Additional Paid in Capital	-	-	-
Retained Earnings	824,144	2,161,619	106,222
Currency translation adjustments	(45,882)	6,438	(3,125)
Total Equity (12/31/2022)	$710,421	$2,583,736	$119,507

EXHIBIT A-4

Unaudited Statement of Cash Flows of Controlled Non-Debtor Entities as of December 31, 2022

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-4 – Unaudited Statement of Cash Flows (January 2022 to December 2022)

USD Actuals	Near Intelligence Pvt Ltd	Near Intelligence SAS	Near Intelligence Pty Ltd
Cash flows from operating activities:
Net Profit	824,144	2,161,619	106,222
Adjustments to reconcile net loss to net cash used in operating activities:
Add Depreciation and amortization	56,984	25,341	4,364
Add Amortisation of ROU & Interest on Leases	(2,923)	95,778	-
Changes in operating assets and liabilities:
Accounts receivable & Other current assets	(2,765,391)	(2,339,179)	(16,732)
Other assets	(7,623)	21,201	2,261
Accounts payable	2,397,690	2,620,571	(60,130)
Accrued expenses and other current liabilities	(329,291)	(721,665)	-
Net cash used in operating activities	173,591	1,863,666	35,985

Cash flows from investing activities:
Additions to property and equipment	(54,757)	(142,477)	(6,647)
Net cash provided by investing activities	(54,757)	(142,477)	(6,647)

Cash flows from financing activities
Repaymnet of debts	-	(1,400,354)	-
Net cash provided by financing activities	-	(1,400,354)	-

	(45,882)	6,438	(3,125)
Effect of exchange rates on cash, cash equivalents and restricted cash	(21,999)	(109,060)	(1,809)
Net (decrease) increase in cash, cash equivalents and restricted cash	96,834	211,774	27,529

Cash, cash equivalents and restricted cash at beginning of year	107,284	1,536,444	-

Cash, cash equivalents and restricted cash at the end of the year	204,118	1,748,219	27,529

Supplemental disclosure of cash flow information:
Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	171,920	1,440,846	27,529
Restricted cash	32,198	307,373	-
Total cash, cash equivalents and restricted cash shown in the statement of cash flow	204,118	1,748,219	27,529

EXHIBIT A-5

Unaudited Balance Sheet of Controlled Non-Debtor Entities as of September 30, 2023

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-5 – Unaudited Balance Sheet as of September 30, 2023

USD Actuals	Near Intelligence Pvt Ltd	Near Intelligence SAS	Near Intelligence Pty Ltd
Assets
Current assets:
Cash and cash equivalents	143,352	$1,133,581	$40,299
Restricted cash	33,005	200,442	-
Accounts receivable, net of allowance for credit losses	1,413,734	3,822,768	279,952
Prepaid expenses and other current assets	753,477	5,388,114	62,442
Total current assets	2,343,569	10,544,905	382,693

Property and equipment, net	122,017	289,973	6,313
Operating lease right-of-use assets	580,943	1,749,847	-
Other assets	83,959	-	(2,097)
Total assets	$3,130,489	$12,584,725	$386,909

Liabilities:
Current liabilities:
Current portion of long-term borrowings	-	-	-
Accounts payable	88,224	2,240,299	14,723
Accrued expenses and other current liabilities	896,435	2,206,862	154,101
Current portion of operating lease liabilities	396,566	351,044	-
Derivative liabilities	-	-	-
Total current liabilities	1,381,225	4,798,205	168,824

Long-term borrowings, less current portion	-	1,169,977	-
Long-term operating lease liabilities	244,997	1,508,936	-
Long-term derivative liabilities	-	-	-
Other liabilities	248,669	-	-
Total liabilities	$1,874,891	$7,477,117	$168,824

Stockholders’ equity (deficit)
Common stock	1,365	69,263	-
Additional paid-in-capital	(242,046)	1,530,423	-
Accumulated deficit	1,554,074	3,559,125	232,508
Accumulated other comprehensive loss	(57,795)	(51,204)	(14,424)
Total stockholders’ equity (deficit)	1,255,598	5,107,607	218,085

Total liabilities and stockholders’ equity (deficit)	$3,130,490	$12,584,725	$386,909

EXHIBIT A-6

Unaudited Statement of Operations of Controlled Non-Debtor Entities (January 2023 to September 2023)

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-6 – Unaudited Statement of Operations - (January 2023 to September 2023)

	Near Intelligence	Near Intelligence	Near Intelligence
USD Actuals	Pvt Ltd	SAS	Pty Ltd
Revenue	5,278,609	11,988,363	1,838,265
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization shown separately below)	360,669	4,914,175	-
Product and technology	2,052,091	1,276,834	-
Sales and marketing	614,187	1,940,223	1,490,217
General and administrative	1,425,945	1,386,252	212,102
Depreciation and amortization	45,351	30,274	3,068
Total costs and expenses	4,498,242	9,547,758	1,705,387

Operating Profit (loss)	780,367	2,440,604	132,879
Interest expense, net	33,816	(21,449)	-
Changes in fair value of derivative liabilities	-	-	-
Loss (gain) on extinguishment of debt, net	-	-	-
Other income, net	35,186	(358,890)	-
Income (Loss) before income tax expense	711,365	2,820,944	132,879
Income tax expense	155,972	203,102	23,517
Net Income (loss)	555,393	2,617,841	109,362

EXHIBIT A-7

Unaudited Statement of Changes in Equity of Controlled Non-Debtor Entities (September 2023)

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-7 – Unaudited Statement of Changes in Equity (September 2023)

USD Actuals	Near Intelligence Pvt Ltd	Near Intelligence SAS	Near Intelligence Pty Ltd
Total Equity (12/31/2022)	710,421	2,583,736	119,507
Common Stock	$-	$-	$-
Additional Paid in Capital	-	-	-
Retained Earnings	555,393	2,617,841	109,362
Currency translation adjustments	(10,216)	(93,970)	(10,784)
Total Equity (09/30/2023)	$1,255,598	$5,107,607	$218,085

EXHIBIT A-8

Unaudited Statement of Cash Flows of Controlled Non-Debtor Entities (January 2023 to September 2023)

NEAR INTELLIGENCE, INC., ET AL.

NON-DEBTOR AFFILIATES

Exhibit A-8 – Unaudited Statement of Cash Flows (January 2023 to September 2023)

USD Actuals	Near Intelligence Pvt Ltd	Near Intelligence SAS	Near Intelligence Pty Ltd
Cash flows from operating activities:
Net Profit	555,393	2,617,841	109,362
Adjustments to reconcile net loss to net cash used in operating activities:
Add Depreciation and amortization	45,351	30,274	3,068
Add Amortisation of ROU & Interest on Leases	(10,878)	14,354	-
Changes in operating assets and liabilities:
Accounts receivable	1,119,903	(2,262,326)	(139,738)
Other assets	519	-	(116)
Accounts payable	(1,763,032)	(263,967)	57,384
Accrued expenses and other current liabilities	73,659	-	-
Net cash used in operating activities	20,915	136,177	29,960

Cash flows from investing activities:
Additions to property and equipment	(47,603)	(129,700)	(498)
Net cash provided by investing activities	(47,603)	(129,700)	(498)

Cash flows from financing activities
Repaymnet of debts	-	(418,293)	-
Net cash provided by financing activities	-	(418,293)	-
Effect of exchange rates on cash, cash equivalents and restricted cash	(1,072)	(2,381)	(16,693)
Net (decrease) increase in cash, cash equivalents and restricted cash	(27,760)	(414,196)	12,770
Cash, cash equivalents and restricted cash at beginning of period	204,118	1,748,219	27,529
Cash, cash equivalents and restricted cash at the end of the period	176,358	1,334,022	40,299

Supplemental disclosure of cash flow information:
Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	143,352	1,133,581	40,299
Restricted cash	33,005	200,442	-
Total cash, cash equivalents and restricted cash shown in the statement of cash flow	176,358	1,334,022	40,299

EXHIBIT B

Description of Operations for the Controlled Non-Debtor Entities

Name of Entity	Description of Business
Near Intelligence SAS	Sale of marketing intelligence services
Near Intelligence Pty. Ltd	Sale of marketing intelligence services
Near Intelligence Pty. Ltd	Back-office/ shared services provide for other Near Debtor and Non-Debtor Entities

EXHIBIT C

Description of Claims Between the Controlled Non-Debtor Entities

The Controlled Non-Debtor Entities do not have claims with or between each other.

EXHIBIT D

Description of How Taxes Are Allocated Between the

Controlled Non-Debtor Entities and the Debtors

Each legal entity files its own tax returns and there are no tax sharing agreements between the entities.

EXHIBIT E

Description of the Controlled Non-Debtor Entities’ Payments of

Administrative Expenses or Professional Fees Otherwise Payable by a Debtor

Currently, there are no known payments made, or obligations incurred (or claims purchased) by any Controlled Non-Debtor Entity in connection with any claims, administrative expenses, or professional fees that have been or could be asserted against the Debtors. However, in the ordinary course of business, the Debtors engage in routine business relationships among and between the Debtors and between the Debtors and the Controlled Non-Debtor Entities (the “Intercompany Transactions”) related to, among other things, cross charges and intercompany funding and loans, which may result in intercompany receivables and payables (the “Intercompany Claims”). These Intercompany Transactions occur as part of regular business operations, and at any given time, there may be Intercompany Claims owing between the Debtors and between the Debtors and the Controlled Non-Debtor Entities.

22